Exhibit 24(b)

February 23, 1996



W. L. Westbrook and Wayne Boston
64 Perimeter Center East
Atlanta, Georgia 30346

Dear Sirs:

         Alabama Power Company proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, (1) its Annual Report on Form 10-K for the year ended December 31, 1995, and (2) its quarterly reports on Form 10-Q during 1996.

         Alabama Power Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint W. L. Westbrook and Wayne Boston our true and lawful Attorneys for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K, quarterly reports on Form 10-Q, and any appropriate amendment or amendments thereto and any necessary exhibits.

                                                  Yours very truly,

                                                  ALABAMA POWER COMPANY


                                                   By /s/Elmer B. Harris
                                                         Elmer B. Harris
                                                   President and Chief Executive
                                                               Officer

/s/Whit Armstrong                                    /s/Gerald H. Powell
   Whit Armstrong                                       Gerald H. Powell

/s/Philip E. Austin                                  /s/Robert D. Powers
   Philip E. Austin                                     Robert D. Powers

/s/Margaret A. Carpenter                             /s/John W. Rouse
   Margaret A. Carpenter                                John W. Rouse

/s/A. W. Dahlberg                                    __________________________
   A. W. Dahlberg                                       William J. Rushton, III

/s/Peter V. Gregerson, Sr.                           /s/James H. Sanford
   Peter V. Gregerson, Sr.                              James H. Sanford

/s/Bill M. Guthrie                                   /s/John Cox Webb, IV
   Bill M. Guthrie                                      John Cox Webb, IV

/s/Elmer B. Harris                                   /s/John W. Woods
   Elmer B. Harris                                      John W. Woods

/s/Carl E. Jones, Jr.                                /s/William B. Hutchins, III
   Carl E. Jones, Jr.                                   William B. Hutchins, III

/s/Wallace D. Malone, Jr.                            /s/Art P. Beattie
   Wallace D. Malone, Jr.                               Art P. Beattie

/s/William V. Muse                                   /s/David L. Whitson
   William V. Muse                                      David L. Whitson

/s/John T. Porter
   John T. Porter

Extract from minutes of meeting of the board of directors of Alabama Power Company.

                               - - - - - - - - - -

                  RESOLVED: That for the purpose of signing and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, Alabama Power Company's annual report on Form 10-K for the year ended December 31, 1995, and of remedying any deficiencies with respect thereto by appropriate amendment or amendments, and also filing quarterly reports on Form 10-Q, Alabama Power Company, the members of its Board of Directors, and its officers are authorized to give their several powers of attorney to W. L. Westbrook and Wayne Boston, in substantially the form of power of attorney presented to this meeting.

                               - - - - - - - - - -

                  The undersigned officer of Alabama Power Company does hereby certify that the foregoing is a true and correct copy of resolution duly and regularly adopted at a meeting of the board of directors of Alabama Power Company, duly held on February 23, 1996, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.


Dated  March 22, 1996                               ALABAMA POWER COMPANY


                                                    By /s/Wayne Boston
                                                          Wayne Boston
                                                       Assistant Secretary